                                                                  EXHIBIT 10.1


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                                    GUARANTY

                           Dated as of June 23, 1997

                                     among

                          RENAISSANCERE HOLDINGS LTD.,
                                 as Guarantor,

                                      and

                       BANK OF AMERICA NATIONAL ILLINOIS


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

                                    GUARANTY

     THIS GUARANTY (this "Guaranty") is entered into as of June 23, 1997 between RENAISSANCERE HOLDINGS LTD., a Bermuda company ("Guarantor"), in favor of BANK OF AMERICA ILLINOIS (the "Bank"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms pursuant to
Article I.
---------

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to a Credit Agreement, dated as of June 23, 1997 (as from time to time, in whole or in part, the same may be amended, modified, supplemented, restated, refinanced, refunded or renewed, the "Credit Agreement"), among the individuals listed as borrowers on the signature pages thereto (herein, collectively called, the "Borrowers" and each individually, a "Borrower") and the Bank, the Bank has extended a Commitment to make Loans to each of the Borrowers on the terms and subject to the conditions contained in the Credit Agreement;

     WHEREAS, as a condition precedent to the making of the initial Loans and any subsequent Loans under the Credit Agreement, the Bank has requested that Guarantor execute and deliver this Guaranty;

     WHEREAS, Guarantor has been duly authorized to execute, deliver and perform this Guaranty; and

     WHEREAS, it is in the best interest of Guarantor to execute this Guaranty inasmuch as Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrowers or any of them by the Bank pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Bank to make Loans (as defined in the Credit Agreement) (including the initial Loans) to the Borrowers or any of them pursuant to the Credit Agreement, Guarantor agrees, for the benefit of the Bank and any holder of any Loan (individually a "Guarantied Party" and collectively the "Guarantied Parties"), as follows:


                                   ARTICLE I.

                                  DEFINITIONS

     SECTION 1.1.  Certain Terms.  Capitalized terms used herein, unless
                   -------------
otherwise defined herein, shall have the meanings assigned thereto in the Credit Agreement; provided that such definitions shall survive any termination of the
           --------
Credit Agreement. In addition, when used herein the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Bank" - see Preamble.

     "Borrowers" or "Borrower" - see Recitals.
                                     --------

     "Cash Collateral Account" shall mean the custody account, account number 72-81129 maintained in the name of, and subject to the sole dominion and control of the Bank for the purpose of holding prepayments of the Obligations of the Borrowers by the Guarantor pursuant to Section 6.1.
                                       -----------

     "Credit Agreement" - see Recitals.
                              --------

     "Guarantied Party" - see Preamble.
                              --------

     "Guaranty" - see Preamble.
                      --------

     "Indemnified Parties" - see Section 6.2.
                                 -----------

     "Obligations" - see Section 2.1.
                         -----------

     "Subrogation Rights" - see Section 5.6.
                                -----------

     "UCC" shall mean the Uniform Commercial Code or comparable statute or any successor statutes thereto, as in effect from time to time in the relevant jurisdiction.


                                  ARTICLE II.

                              GUARANTY PROVISIONS

     SECTION 2.1.   Guaranty.  Guarantor hereby absolutely, unconditionally and
                    --------
irrevocably:

      (a) guaranties to the Guarantied Parties the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and at all times thereafter, of all obligations of each Borrower to the Guarantied Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due under the Credit Agreement whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay provisions under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C.
(S)362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. (S)502(b) and (S)506(b)) (all such obligations hereinafter collectively called the "Obligations"); and

      (b) indemnifies and holds harmless each Guarantied Party for any and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by such Guarantied Party in enforcing any rights under this Guaranty;

This Guaranty constitutes a guaranty of payment when due and not of collection, and Guarantor specifically agrees that except as provided in Article V it shall not be necessary or required that any Guarantied Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Borrower or any other obligor (or any other Person) before the performance of, or as a condition to, the obligations of Guarantor hereunder.

     SECTION 2.2.  Acceleration of Guaranty.  Guarantor agrees that, upon the
                   ------------------------
occurrence of an Event of Default under Section 10.1.2 of the Credit Agreement with respect to any Borrower or Guarantor, if such event shall occur at a time when any of the Obligations of such Borrower may not then be due and payable, Guarantor will pay to the Banks forthwith (a) if such event relates to such Borrower, the full amount which would be payable hereunder by Guarantor if all Obligations of such Borrower were then due and payable and (b) if such event relates to Guarantor or any other obligor with respect to the obligations of Guarantor, the full amount which would be payable hereunder by Guarantor if all the Obligations of all Borrowers were then due and payable.

     SECTION 2.3.  Guaranty Absolute, etc.  This Guaranty shall in all respects
                   ----------------------
be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrowers have been paid in full, all obligations of Guarantor hereunder shall have been paid in full and all Commitments shall have terminated. Guarantor guarantees that the Obligations of the Borrowers will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guarantied Party with respect thereto. The liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

      (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

      (b) the failure of any Guarantied Party:

          (i) to assert any claim or demand or to enforce any right or remedy against any Borrower, any other obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise; or

          (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of any Borrower or any other obligor;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower or any other obligor, or any other extension, compromise or renewal of any Obligations of any Borrower or any other obligor;

          (d) any reduction, limitation, impairment or termination of the Obligations of any Borrower or any other obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations of any Borrower, any other obligor or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to any departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to any departure from, any other guaranty, held by any Guarantied Party securing any of the Obligations of any Borrower or any other obligor; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other obligor, any surety or any guarantor other than payment in full of the Obligations.

     SECTION 2.4.  Reinstatement, etc.  Guarantor agrees that this Guaranty
                   ------------------
shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Guarantied Party, upon the insolvency, bankruptcy or reorganization of any Borrower, any other obligor or otherwise, all as though such payment had not been made.

     SECTION 2.5.  Waiver, etc.  Guarantor hereby waives promptness, diligence,
                   -----------
notice of acceptance and any other notice with respect to any of the Obligations of any Borrower or any other obligor, and this Guaranty and any requirement that the Bank or any other Guarantied Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Borrower, any other obligor or any other Person (including any other guarantor) or entity or any collateral securing the

Obligations of any Borrower or any other obligor, as the case may be.

     SECTION 2.6  Waiver of Subrogation; Subordination.  Guarantor hereby
                  ------------------------------------
irrevocably waives with respect to any Borrower, until termination of the Commitment of the Bank with respect to such Borrower and thereafter until the prior indefeasible payment in full in cash of all Obligations of such Borrower under the Loan Documents, any claim or other rights which it may now or hereafter acquire against such Borrower or any other obligor that arises from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Loan Document or otherwise, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Guarantied Parties against such Borrower or any other obligor or any collateral which the Bank now has or hereafter acquires, whether or not such claim, remedy or right (all such claims, remedies and rights being collectively called "Subrogation Rights") arises in equity, or under contract, statute or common law, including the right to take or receive from such Borrower or any other obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in cash, in full, and the Commitments of the Banks with respect to such Borrower have not been terminated, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Guarantied Parties, and shall forthwith be paid to the Guarantied Parties to be credited and applied upon the obligations of such Borrower, whether matured or unmatured. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

     SECTION 2.7.  Successors, Transferees and Assigns; Transfers of Notes, etc.
                   ------------------------------------------------------------
This Guaranty shall:

               (a) be binding upon Guarantor, and its successors, transferees and assigns; and

               (b) inure to the benefit of and be enforceable by the Bank and each other Guarantied Party.

Without limiting the generality of clause (b), the Bank may assign or otherwise
                                   ----------
transfer (in whole or in part) any Note or Loan held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Bank under any Loan Document (including this Guaranty) or otherwise. Notwithstanding anything contained in this Section 2.7
                                                                    -----------
to the contrary, this Section 2.7 shall not be deemed to enlarge or create
                      -----------
additional rights with respect to
the Bank's ability to assign its Loans or rights under any Note or any other Loan Document pursuant to Section 11 of the Credit Agreement, and this Section
                                                                       -------
2.7 is expressly made subject thereto.
---

     SECTION 2.8.  Payments Free and Clear of Taxes, etc.  Guarantor hereby
                   --------------------------------------
agrees that:

          (a) any and all payments made by such Guarantor hereunder shall be made in accordance with Section 4.7 of the Credit Agreement free and clear of, and without deduction for, any and all Taxes, to the same extent as if Guarantor were a Borrower.

          (b) Guarantor hereby indemnifies and holds harmless each Guarantied Party for the full amount of any Taxes paid by such Guarantied Party in connection with any payments under this Guaranty and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

          (c) Without prejudice to the survival of any other agreement of Guarantor hereunder, the agreements and obligations of Guarantor contained in this Section 2.8 shall survive the payment in full of the principal of and
     -----------
interest on the Loans.

     SECTION 2.9.  Right of Offset.  In addition to and not in limitation of all
                   ---------------
rights of offset that any Guarantied Party may have under applicable law or any other Loan Document, subject to the terms of the Credit Agreement, each Guarantied Party shall upon the occurrence of any Event of Default with respect to the Guarantor and whether or not such Guarantied Party has made any demand or Guarantor's obligations are matured, have the right to appropriate and apply to the payment of Guarantor's obligations hereunder all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing to, such Guarantied Party whether or not related to this Guaranty or any transaction hereunder.


                                 ARTICLE III.

           REPRESENTATIONS AND WARRANTIES; INCORPORATION BY REFERENCE

     To induce the Bank to enter into the Credit Agreement and to make the Loans thereunder, Guarantor represents and warrants to the Bank that:

     SECTION 3.1.  Organization, etc.  Guarantor and each of its Subsidiaries is
                   -----------------
a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and each of Guarantor and its Subsidiaries is duly qualified to transact business and in good standing as a foreign corporation, authorized to do business in each jurisdiction where the nature of its business makes such qualification necessary except where the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

     SECTION 3.2.  Authorization.  The Guarantor (a) has the power to execute,
                   -------------
deliver and perform this Guaranty, and (b) has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty and the other Loan Documents to which it is a party.

     SECTION 3.3.  No Conflict.  The execution, delivery and performance by
                   -----------
Guarantor of this Guaranty does not and will not (a) contravene or conflict with any provision of any law, statute, rule or regulation, (b) contravene or conflict with, result in any breach of, or constitute a default under, any material agreement or instrument binding on Guarantor or any of its Subsidiaries (including, without limitation, any writ, judgment, injunction or other similar court order), (c) result in the creation or imposition of or the obligation to create or impose any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries or (d) contravene or conflict with any provision of the memorandum of incorporation or bye-laws of Guarantor.

     SECTION 3.4.  Margin Regulations.
                   ------------------

          (a) None of the transactions contemplated hereunder or in connection herewith will in any way contravene or conflict with any of the provisions of Regulation G or Regulation U;

          (b) None of the obligations of any Borrower to the Guarantor is or will be directly or indirectly secured by "margin stock" (as defined in Regulation G and Regulation U);

          (c) The Guarantor does not and will not have any right to prohibit any Borrower from selling, pledging, encumbering or otherwise disposing of any margin stock owned by such Borrower so long as this Guaranty is in effect or any of the Obligations of the Borrowers or the obligations of the Guarantor under the Loan Documents remain outstanding;

          (d) None of the Borrowers have granted or will grant the Guarantor or any third party acting on behalf of the Guarantor the right to accelerate repayment of any of the Obligations of such Borrower if any of the margin stock owned by such Borrower is sold by such Borrower or otherwise; and

     SECTION 3.5.  Incorporation by Reference.  Guarantor agrees that the
                   --------------------------
representations and warranties of Guarantor set forth in Section 4 of the Revolving Credit Agreement (other than Sections 4.2, 4.3 and 4.8,) shall be incorporated by reference in this Guaranty in their entirety as if fully set forth herein with the same effect as if applied to this Guaranty. All capitalized terms set forth in such Sections shall have the meanings provided in the Revolving Credit Agreement; provided that for purposes of
                                --------
this Guaranty, to the extent set forth in the Revolving Credit Agreement (a) the term "Borrower" shall be deemed to refer to Guarantor and (b) the terms "Agent", "Lenders", and "Required Lenders" shall be deemed to refer to the Bank. Such representations and warranties shall not be affected in any manner by the termination of the Revolving Credit Agreement.


                                  ARTICLE IV.

                                   COVENANTS

     SECTION 4.1. Guarantor agrees that, on and after the Closing Date until the termination or expiration of the Commitments and for so long thereafter as any of the Obligations or the obligations of Guarantor hereunder remain unpaid or outstanding (except Obligations which by the terms hereof survive the payment in full of the Loans and termination of this Guaranty), the Guarantor will comply with the covenants set forth in Sections 5 and 6 of the Revolving Credit Agreement and the terms and provisions set forth therein shall be incorporated by reference in this Guaranty in their entirety as if fully set forth herein with the same effect as if applied to this Guaranty. All capitalized terms set forth in Sections 5 and 6 of the Revolving Credit Agreement shall have the meanings provided in the Revolving Credit Agreement; provided that for purposes
                                                     --------
of this Guaranty, to the extent set forth in the Revolving Credit Agreement (a) the term "Borrower" shall be deemed to refer to Guarantor and (b) the terms "Agent", "Lenders", and "Required Lenders", shall be deemed to refer to the Bank. Such covenants shall not be affected in any manner by any amendment or modification of or the termination of the Revolving Credit Agreement.

     SECTION 4.2.  Certain Indebtedness.  Guarantor shall not, and shall not
                   --------------------
permit any of its Insurance Subsidiaries to amend or modify any provision of the Revolving Credit Agreement if such amendment or modification could have an adverse effect on the Bank or any material provision of the Loan Documents.

     SECTION 4.3.  Margin Regulations.  Guarantor shall take such actions from
                   ------------------
time to time as the Bank shall reasonably request to maintain continuous compliance with Regulation G and U.


                                  ARTICLE V.

              SALE AND RELEASE OF PLEDGED SHARES; CASH COLLATERAL

     SECTION 5.1.  Sale of Pledged Shares.  Notwithstanding any provision set
                   ----------------------
forth herein or in any of the Loan Documents to the contrary, the Bank agrees that (a) after the occurrence and during the continuance of a Default under
Section 10.1.2 of the Credit Agreement (it being understood that upon the occurrence of an Event of Default under Section 10.1.2 of the Credit Agreement
                                        --------------
with respect to any Borrower, the provisions of Section 2.2(a) shall be
                                                --------------
applicable) or Section 10.1.7 of the Credit Agreement or (b) after the occurrence and during the continuation of any Event of Default (other than an Event of Default under Section 10.1.2 of the Credit Agreement) with respect to any Borrower the effect of which is to cause the Obligations of such Borrower to be due and payable under the Credit Agreement (a "Borrower Default"), subject to the provisions of Section 5.2 and 5.4 below, it will not demand that the
                  -----------     ---
Guarantor pay the Obligations of such Borrower (constituting outstanding principal and interest of such Borrower), until after the Bank has used its reasonable efforts, in good faith, to sell the Pledged Shares of such Borrower, such sale to be consummated in one or a series of open market transactions through one or more reputable broker-dealers at the then fair market value of such Pledged Shares.

     SECTION 5.2.  Conditions.  The obligation of the Bank not to demand payment
                   ----------
hereunder pursuant to Section 5.1 is subject to the following conditions:
                      -----------

          (a) the Guarantor, within five (5) Business Days after receipt of written notice of a Borrower Default from the Bank, shall deposit with the Bank in the Cash Collateral Account an amount equal to the then outstanding Obligations of the Borrower related to such Borrower Default and, thereafter, upon written notice from the Bank, the Guarantor continues to deposit funds in the Cash Collateral Account in sufficient amounts to pay in full any additional interest accrued on the Loans of such Borrower after the date of the initial deposit to the Cash Collateral Account; and

          (b) none of the following has occurred at the time of such Borrower Default or shall occur thereafter:

               (i) a suspension or material limitation in trading in securities generally or trading in the common shares of the Guarantor on the New York Stock Exchange or such other U.S. exchange or quotation system on which such shares may be primarily listed;

               (ii) a general moratorium on commercial banking activities in New York is declared by any Federal or New York State authorities;

               (iii) the Bank is prohibited or materially limited from selling the Pledged Shares as a result of any Federal or state securities laws (including, without limitation, the rules promulgated thereunder relating to the disclosure of material information);

               (iv) the sale of the Pledged Shares shall require the approval of the Bermuda Monetary Authority or any other Governmental Authority;

               (v) any other event (including, without limitation, commencement of any suit, action or litigation, filing of any claim or any other similar proceeding or any change in any applicable law) has occurred which, in the reasonable opinion of the Bank, would prohibit, have a material adverse effect on, or materially limit the Bank's ability to sell the Pledged Shares as contemplated by the terms of Section 6.1; or
                                            -----------

               (vi) an Event of Default under the Credit Agreement affecting the Guarantor or any Insurance Subsidiary has occurred and is continuing.

     The Guarantor agrees that in any sale of any of the Pledged Shares, the Bank is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise the Bank is necessary, in the reasonable opinion of such counsel, in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Guarantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Bank be liable or accountable to the Guarantor for any discount allowed by reason of the fact that such Pledged Shares are sold in compliance with any such limitation or restriction.

     The Guarantor further agrees to indemnify and hold harmless the Bank, its officers, directors, employees, agents, successors and assigns, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable attorneys' fees actually incurred (in this paragraph collectively called the "Indemnified Liabilities"), under federal and state securities laws or otherwise resulting from the action or failure to act by the Guarantor or any Borrower.

     SECTION 5.3.  Release of Pledged Shares.  The Bank agrees that, except as
                   -------------------------
provided in Section 5.4 of the Credit Agreement, so long as the Guarantor is in compliance with Section 5.2(a) and none of the events set forth in Section
                --------------                                     -------
5.2(b) has occurred, it shall not release any of the Pledged Shares of any
------
Borrower from the Lien granted under the Pledge Agreement until after the termination of this Guaranty and the obligations of the Guarantor hereunder with respect to such Borrower. Notwithstanding the foregoing, the Bank shall be entitled to release the Pledged

Shares of such Borrower if such Pledged Shares are replaced by additional common shares of the Guarantor.

     SECTION 5.4.  Borrower Event of Default.  The Guarantor hereby acknowledges
                   -------------------------
and agrees that Sections 5.1 and 5.3 shall not apply to any Default or Event of
                ------------     ---
Default relating to the Guarantor or any of its Insurance Subsidiaries and, upon the occurrence of an Event of Default relating to the Guarantor or any of its Insurance Subsidiaries, the Bank expressly reserves its rights and remedies under this Guaranty to demand payment hereunder to satisfy the Obligations of all Borrowers and the obligations of Guarantor hereunder whether or not the Bank has sold or attempted to sell the Pledged Shares of any Borrower or otherwise exercised its rights and remedies under the Pledge Agreement.

     SECTION 5.5.  Application of Cash Collateral.  If after compliance by the
                   ------------------------------
Bank with the provisions set forth in Section 5.1 any Obligations remain unpaid
                                      -----------
with respect to any applicable Borrower, any funds held in the Cash Collateral Account may be applied by the Bank against the payment of the Obligations of such Borrower. The Bank, prior to applying such funds against the Obligations of such Borrower, will certify to the Guarantor (a) if the Pledged Shares of such Borrower are sold pursuant to Section 5.1, the net proceeds (including a
                              -----------
calculation thereof in reasonable detail) received by the Bank from the sale of such Pledged Shares and (b) if the Pledged Shares of such Borrower are not sold pursuant to Section 5.1, the reason or reasons why such sale could not be
            -----------
accomplished. Any funds remaining in the Cash Collateral Account after application thereof to the Obligations as set forth above shall be returned to the Guarantor. The Bank agrees that it shall deliver to the Guarantor, after the application of such funds to the Obligations of such Borrower, a calculation in reasonable detail of the Obligations of such Borrower (including principal and interest of the Loans of such Borrower) and the application of such funds thereto.


                                  ARTICLE VI.

                                 MISCELLANEOUS

     SECTION 6.1. The Guarantor agrees to pay on demand all reasonable expenses of the Bank (including the non-duplicative fees and reasonable expenses of counsel (including allocated costs and expenses of in-house counsel) and of local counsel, if any, who may be retained by such counsel) in connection with:

     (a) the negotiation, preparation, execution and delivery of the Credit Agreement, this Guaranty and the other Loan Documents, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to the Credit Agreement, this Guaranty or the other Loan Documents as may from time to time hereafter be required, whether or not the transactions contemplated hereby or thereby are consummated; and

     (b) the preparation and/or review of the form of any document or instrument relevant to the Credit Agreement, this Guaranty or any other Loan Document.

The Guarantor further agrees to pay, and to save the Bank harmless from all liability for, any stamp or other Taxes (other than income taxes of the Bank) which may be payable in connection with the execution or delivery of the Credit Agreement, any Borrowing thereunder, the issuance of the Notes, this Guaranty or any other Loan Document. The Guarantor also agrees to reimburse the Bank upon demand for all reasonable expenses (including attorneys' fees and legal expenses) incurred by the Bank in connection with the enforcement of any Obligations or obligations hereunder and the consideration of legal issues relevant hereto and thereto. All obligations of the Guarantor provided for in this Section 6.1 shall survive termination of this Agreement. Notwithstanding
     -----------
the foregoing, the Bank shall not have the right to reimbursement under this
Section 6.1 for amounts determined by a court of competent jurisdiction to have
-----------
arisen from the gross negligence or willful misconduct of the Bank.

     SECTION 6.2. The Guarantor agrees to indemnify the Bank and the Bank's directors, officers, employees, persons controlling or controlled by any of them or their respective agents, consultants, attorneys and advisors (the "Indemnified Parties") and hold each Indemnified Party harmless from and against any and all liabilities, losses, claims, damages, costs and expenses of any kind to which any of the Indemnified Parties may become subject, whether directly or indirectly (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnified Party), relating to or arising out of the Credit Agreement, this Guaranty, the other Loan Documents, or any actual or proposed use of the proceeds of the Loans hereunder; provided, that no Indemnified Party
                                            --------
shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. All obligations of the Borrowers and the Guarantor provided for in this Section 6.2
                                                                    -----------
shall survive termination of the Credit Agreement and this Guaranty.

     SECTION 6.3. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile) and shall be given to such party at its address or facsimile number set forth on the signature page hereof in the case of the Guarantor and on its signature page to the Credit Agreement in the case of the Bank or such other address or facsimile or telex number as such party may hereafter specify for the purpose by written notice to the Bank or the Guarantor, as the case may be. Each such notice, request or other communication shall be effective (a) if given by facsimile when such facsimile is transmitted in legible form to the facsimile number specified in this Section, receipt confirmed and (b) if given by overnight delivery, when delivered for overnight (next day) delivery, addressed as specified in this Section.

     SECTION 6.4. This Guaranty, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except Guarantor shall not be permitted to assign this Guaranty nor any interest herein nor in the Collateral, nor any part thereof, nor otherwise pledge, encumber or grant any option with respect to the Collateral, nor any part thereof, except in accordance with the terms of the Credit Agreement.

     SECTION 6.5. EACH OF GUARANTOR AND THE BANK (I) HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN THE NORTHERN DISTRICT OF ILLINOIS OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, AND EACH OF GUARANTOR AND THE BANK HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT, AND (II) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST THE OTHER PARTY HERETO OR THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY OF ANY THEREOF, ARISING OUT OF OR RELATING TO THIS GUARANTY, IN ANY COURT OTHER THAN AS HEREINABOVE SPECIFIED IN THIS SECTION 6.5. EACH OF GUARANTOR
                                                  -----------
AND THE BANK HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY ACTION OR PROCEEDING (WHETHER BROUGHT BY GUARANTOR, ANY OF ITS SUBSIDIARIES, THE BANK OR OTHERWISE) IN ANY COURT HEREINABOVE SPECIFIED IN THIS SECTION 6.5 AS WELL AS
                                                         -----------
ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR
                                                   ----- --- ----------
OTHERWISE.

     SECTION 6.6. The provisions of this Guaranty may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Guarantor and by the Bank, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 6.7. The section headings in this Guaranty are inserted for convenience of reference and shall not be considered a part of this Guaranty or used in its interpretation.

     SECTION 6.8. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligations of Guarantor under this Guaranty. Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

     SECTION 6.9. All obligations of Guarantor and rights of the Bank or obligation expressed in this Guaranty shall be in addition to and not in limitation of those provided in applicable law or in any other written instrument or agreement relating to any of the Obligations.

     SECTION 6.10.  GOVERNING LAW.  THIS GUARANTY SHALL BE A CONTRACT MADE UNDER
                    -------------
AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. ALL OBLIGATIONS OF THE BORROWERS AND THE GUARANTOR AND RIGHTS OF THE BANK IN RESPECT OF THE OBLIGATIONS AND THE OBLIGATIONS OF THE GUARANTOR EXPRESSED HEREIN OR IN THE OTHER LOAN DOCUMENTS SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED BY APPLICABLE LAW.

     SECTION 6.11. This Guaranty may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, but all such counterparts shall constitute but one and the same agreement. Guarantor hereby acknowledges receipt of a true, correct and complete counterpart of this Guaranty.

     SECTION 6.12. The Bank acts herein as agent for itself and any and all future holders of the Obligations.

     SECTION 6.13.  WAIVER OF JURY TRIAL.  EACH OF GUARANTOR AND THE BANK HEREBY
                    --------------------
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS GUARANTY.

     SECTION 6.14.  Nonrecourse Obligations.  Guarantor acknowledges that it has
                    -----------------------
reviewed Section 12.10 of the Credit Agreement, understands that the Borrowers have no personal liability to the Bank for the Obligations and that the Bank's sole recourse is to the Pledged Shares of such Borrower and under this Guaranty.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   RENAISSANCERE HOLDINGS LTD.

                                   By: /s/ John D. Nichols, Jr.
                                       ---------------------------------
                                   Name:   John D. Nichols, Jr.
                                         -------------------------------
                                   Title:  Vice President, Treasurer and
                                          ------------------------------
                                           Secretary
                                          ----------
                                   Notice Address:

                                   Renaissance House
                                   8-12 E. Broadway
                                   Hamilton HM19, Bermuda
                                   Attention:  Keith S. Hynes,
                                               Chief Financial Officer
                                   Telephone:  441-295-4513
                                   Facsimile:  441-292-9453